                      [CONFIDENTIAL TREATMENT REQUESTED]


INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED, ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                                                    EXHIBIT 10.1


                                GTECH CORPORATION

                            AGREEMENT NO. 97530098002


                                 BY AND BETWEEN


                                GTECH CORPORATION

                                55 TECHNOLOGY WAY

                            WEST GREENWICH, RI 02817


                                       AND


                       TRANSACT TECHNOLOGIES INCORPORATED
                                       AND
                              MAGNETEC CORPORATION

                                  7 LASER LANE

                         WALLINGFORD, CONNECTICUT 06492


                               FOR THE PURCHASE OF

                               REFER TO SECTION 1

COMMENCEMENT DATE:              OCTOBER 1, 1996

TERM:                          SIXTY (60) MONTHS


            GTECH REPRESENTATIVES                 TRANSACT REPRESENTATIVES


       Malcolm Taylor________________        Bart Shuldman___________________

       Steve Foshey__________________        John Cygielnik__________________

       David Holt____________________        Mark Goebel ____________________

                    GTECH CORPORATION OEM PURCHASE AGREEMENT

1.       TERMS AND CONDITIONS

         1.1      Products                                              ______
         1.2      Services                                              ______
         1.3      OEM Purchases                                         ______
         1.4      No Minimum Commitment                                 ______

2.       ORDERING

         2.1      Purchase Orders                                       ______
         2.2      Priority Orders                                       ______
         2.3      Provisioning Orders                                   ______
         2.4      Lead Time                                             ______
         2.5      Rescheduling                                          ______
         2.6      Cancellation for Convenience                          ______
         2.7      Forecast                                              ______

3.       SHIPPING, PACKAGING, DELIVERY

         3.1      F.O.B.; Title; Risk of Loss                           ______
         3.2      Shipment                                              ______
         3.3      Packaging                                             ______
         3.4      International Shipments                               ______
         3.5      Early Arrival                                         ______

4.       PRICE

         4.1      Unit Prices                                           ______
         4.2      Price Reduction                                       ______
         4.3      Price Reduction on Spare Parts and Repairs            ______
         4.4      Most Favored Customer                                 ______

5.       PAYMENT
                                                                        ______

6.       TAXES AND DUTIES
                                                                        ______

7.       CHANGES

         7.1      Product Changes                                       ______
         7.2      GTECH Changes                                         ______
         7.3      Enhancements, Successor Products                      ______

8.       PRODUCT QUALITY AND RELIABILITY REQUIREMENTS

         8.1      Vendor Survey                                         ______

         8.2      Final Test and Inspection Data                        ______
         8.3      Test Equipment and Procedure Correlation              ______
         8.4      Source Inspection                                     ______
         8.5      Ship-To-Stock Program                                 ______
         8.6      Failure Analysis and Corrective Action                ______
         8.7      GTECH's Rights with Respect to Non-Conforming Goods   ______

9.       INSURANCE

         9.1      Vendor Insurance Coverage                             ______
         9.2      Workers Compensation and Employers Liability          ______
         9.3      Automobile Liability                                  ______
         9.4      Public Liability                                      ______
         9.5      Umbrella Policy                                       ______
         9.6      Crime Insurance                                       ______
         9.7      Proof of Insurance                                    ______

10.      INDEMNITY
                                                                        ______

11.      SPARE PARTS

         11.1     Recommended Spare Parts                               ______
         11.2     Non-Standard Parts                                    ______
         11.3     Emergency Stock                                       ______
         11.4     Spares Support                                        ______

12.      REPAIR SUPPORT

         12.1     Repair Orders                                         ______
         12.2     International Repair and Support                      ______
         12.3     Failure Analysis                                      ______
         12.4     Repair Capabilities                                   ______
         12.5     Test Equipment                                        ______
         12.6     Qualified Vendor List                                 ______
         12.7     Diagnostics                                           ______
         12.8     Documentation                                         ______

13.      TRAINING
                                                                        ______

14.      WARRANTIES

         14.1     Vendor Standards                                      ______
         14.2     Authority                                             ______

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         14.3     Title; Infringement                                   ______
         14.4     Conformance; Defects                                  ______
         14.5     Freight Costs on Warranty Repairs                     ______
         14.6     Freight Charges on Non-Warranty                       ______

15.      BAILMENT AGREEMENT
                                                                        ______

16.      TOOLING
                                                                        ______

17.      FORCE MAEJURE
                                                                        ______

18.      CONFIDENTIALITY

         18.1     Vendor                                                ______
         18.2     GTECH                                                 ______

19.      PUBLIC ANNOUNCEMENTS
                                                                        ______

20.      NOTICES
                                                                        ______

21.      ASSIGNMENT
                                                                        ______

22.      TERMS AND TERMINATION

         22.1     Terms                                                 ______
         22.2     Termination;  By GTECH                                ______
         22.3     Termination;  By Vendor                               ______
         22.4     Obligations of Termination                            ______

23.      CONFLICTING PROVISIONS
                                                                        ______

24.      MANUFACTURING RIGHTS
                                                                        ______

25.      MISCELLANEOUS
                                                                        ______

ATTACHMENTS

1.     -      Product Specification                                     ______
2.     -      Pricing                                                   ______

3.     -      Lead Time & Rescheduling                                  ______
4.     -      Bailment Agreement                                        ______
5.     -      Non-Warranty Repair Costs                                 ______
6.     -      Manufacturing Rights                                      ______















                          GTECH OEM PURCHASE AGREEMENT

       THIS AGREEMENT between GTECH CORPORATION, a Rhode Island corporation, with offices at 55 Technology Way, West Greenwich, RI

02817 ("GTECH") and TRANSACT TECHNOLOGIES INCORPORATED a Connecticut corporation, with offices at 7 Laser Lane, Wallingford, Connecticut 06492 and MAGNETEC CORPORATION a Connecticut corporation, with offices at 7 Laser Lane, Wallingford, Connecticut 06492 ("Transact Technologies Incorporated and Magnetec Corporation are hereinafter referred to as VENDOR"), sets out the terms and conditions under which VENDOR will sell the Products and provide the Services described in this Agreement and Attachments to GTECH. Transact Technologies Incorporated and Magnetec Corporation are jointly and severally liable for all obligations of VENDOR hereunder.

1.       Terms and Conditions

         1.1 Products. As used in this agreement, "Products" means the products, as well as VENDOR's spare parts, subassemblies, operating supplies, maintenance kits, and options, if any, produced in accordance with the specification attached hereto as Attachment 1 ("Specification") and any subsequent modifications authorized in accordance with the terms of this Agreement. Products include pre-approved vendor model numbers in conjunction with the specification.

         1.2 Services. As used in this Agreement, "Services" means the ancillary services, if any, to be provided by TRANSACT in accordance with the terms of this Agreement including without limitation, those services described in Section 11 and 12 of this Agreement.

         1.3 OEM Purchases. GTECH represents that the Products purchased under this Agreement are intended primarily for resale, rental or lease directly and indirectly to GTECH's customers under trademarks and trade names selected by GTECH for use in conjunction with GTECH systems or with other value added by GTECH, its subsidiaries or its distributors. Products may also be used by GTECH and its subsidiaries for their internal use.

         1.4 No Minimum Commitment. Except as set forth in Attachment 3, unless otherwise specified, there is no minimum quantity of purchases under this Agreement. VENDOR will furnish Products and Services on an as-ordered basis. It is expressly understood and agreed that GTECH is not obligated to purchase any or all of the Products and Services required from VENDOR and that GTECH may manufacture competitive Products and Services itself and/or procure competitive products and services from other vendors. Notwithstanding any other provision of this Agreement to the contrary, GTECH hereby agrees to purchase from VENDOR the minimum number of PRODUCTS set forth on the schedule of firm fixed deliveries provided in Attached 3 of this Agreement. GTECH's agreement to purchase such Products is a non-cancelable order for the total number of units set forth in Attachment 3, to be delivered on the same schedule as set forth thereon, subject only to GTECH's right to accelerate, all in accordance with the terms and conditions of this Agreement, unmodified by any purchase order issued hereunder.

2.       Ordering

         2.1 Purchase Orders. All purchases under this Agreement will be made under purchase orders referencing this Agreement issued by GTECH or by any subsidiary or affiliate of GTECH. Purchase Orders will be deemed accepted by VENDOR unless rejected in writing by VENDOR specifying the reasons for rejection within fourteen (14) calendar days after receipt of the Purchase Order. Purchase orders may be rejected by VENDOR only if a Purchase Order does not comply with the terms and conditions of this Agreement or proposes new or additional terms that are not acceptable to VENDOR. Any purchase order issued in connection with the non-cancelable order set forth in Attachment 3 shall not add any new or different terms or otherwise purpose to modify or amend to this Agreement with respect to such order.

         2.2 Priority Orders. GTECH Purchase Orders for spare parts identified as "Priority Orders" shall be shipped within twenty-four (24) hours after receipt by VENDOR's Customer Service Division. In the event that Products ordered within the Normal Lead Time are overdue for delivery to GTECH , VENDOR shall ship replacement Product to GTECH at no additional cost to GTECH, and any premium air freight charges shall be prepaid by, and borne by VENDOR.

         2.3 Provisioning Orders. GTECH Purchase Orders for spare parts identified as "Provisioning Orders" shall be shipped within twenty (20) days after receipt by VENDOR. Provisioning Orders shall not be decremented by placement of any Priority Orders, unless expressly requested by GTECH.

         2.4 Lead Time. Subject to GTECH's right to accelerate described in Attachment 3, unless otherwise agreed in writing Products or Services will be delivered on the schedule set forth in Attachment 3. If GTECH requests delivery with less than Normal Lead Time to meet a special requirement, including the replacement of Products lost or damaged in shipment, VENDOR will use its best efforts to expedite delivery; including, without limitation, giving GTECH first priority with respect to all Products in stock or on order, provided however, that GTECH shall not pay any additional charges or costs for expediting unless such charges or costs have been accepted in writing by GTECH.

         2.5 Rescheduling. GTECH may reschedule delivery of any Product or Service by written notice to VENDOR at anytime before the delivery date specified in the applicable Purchase Order as specified in Attachment 2 and Attachment 3.

         2.6 Cancellation for Convenience. GTECH may cancel any or all Purchase Orders or part thereof at any time prior to the scheduled delivery date. In such event, with respect to customized GTECH-specific Products which cannot be resold, GTECH and VENDOR will negotiate a reasonable cancellation charge based on Vendor's cost, as supported by proper documentation, to be paid to VENDOR as liquidated damages as GTECH's sole obligation and VENDOR's sole remedy. In no event shall such cancellation charges exceed the amount specified in Attachment 2, Pricing.

         2.7 Forecast. Any forecast is provided as a good faith estimate of GTECH's anticipated requirements for Products for the periods indicated based on current market conditions and does not constitute a commitment to purchase any quantity of Products or Services.

3.       Shipping, Packaging, And Delivery

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
         3.1 F.O.B., Title, Risk of Loss. Unless otherwise agreed, deliveries of Products will be made F.O.B. VENDOR 's dock, continental U.S. facility. Subject to proper packaging, title and risk of loss shall pass to GTECH upon proper tender of the Products to the carrier. VENDOR will provide proof of delivery upon request and will provide reasonable assistance to GTECH at no charge in any claim GTECH may make against a carrier or insurer for misdelivery, loss or damage to Products after title has passed to GTECH.

         3.2 Shipment. VENDOR will ship Product in accordance with GTECH's instructions if a delivery date is specified in the purchase order. In the absence of any other instructions, Products will be shipped by common carrier commercial land freight for delivery in the continental United States and by ocean freight for deliveries elsewhere, insurance and shipping charges collect.

         3.3 Packaging. VENDOR shall affix to the outside of each shipment a list of contents, including serial numbers, to allow for review of contents upon receipt. Products shall be packaged in accordance with any special instructions in Attachment 1. Where no special instructions for packaging is provided, GTECH's general packaging specification , Attachment 1, (or current version supplied to VENDOR) shall be used.

         3.4 International Shipments. If GTECH specifies delivery for international shipment by GTECH or GTECH's freight forwarder, VENDOR will be responsible for obtaining any necessary U.S. Department of Commerce export licenses, permits or approvals. GTECH will be responsible for any licenses, permits or approvals of the country of import.

         3.5 Early Arrival. GTECH reserves the right to reject Products arriving at GTECH's facilities more than five (5) days before the delivery date if one is specified in the Purchase Order.

4.       Price

         4.1 Unit Prices. The prices for Products, Services, (if separately priced) operating supplies, maintenance kits, and spare parts under this Agreement will be as specified in Attachment 2, 2A1 and 2A2. Unless otherwise stated in Attachment 2, 2A1 and 2A2, the prices and pricing formulas in Attachment 2, 2A1, 2A2, will remain in effect for the Term of the Agreement and any extensions. GTECH international subsidiaries may purchase Products under the same conditions as in Attachment 2, 2A1 and 2A2, in US Dollars.

         4.2 ***** *********. VENDOR represents that the prices ********* ** ********** * *** *** ****** prices charged to any other customer of VENDOR purchasing the **** ** ****** quantities of Product, spare parts and/or Services under similar terms and conditions. If at any time or times hereafter VENDOR offers Product and/or Services to any other customer on more favorable terms, conditions or prices, VENDOR shall at the time offer the same terms, conditions and prices to GTECH. If accepted by GTECH, such terms, conditions and/or prices shall apply to all Products and Services purchases by GTECH for the balance of the Term.

         4.3 Price Reductions on Spare Parts and Repairs. In the event of a price reduction on the Product covered under this Agreement, VENDOR agrees to reduce the list price of that component, the component as a spare part, and repairs as related to that component. The price reduction will


                     [*Confidential Treatment Requested]

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
apply to all Purchase Orders for spare parts and repairs which are scheduled for delivery no less than thirty (30) days after the effective date of the price reduction.

         4.4 Most Favored Customer. All of the prices, terms, warranties and benefits granted by Vendor herein are comparable to or more favorable to Vendor than the equivalent terms being offered by Vendor to any present customer. If Vendor shall, during the period from the Effective Date to the date of acceptance of the Equipment, enter into arrangements with any other customer providing in the aggregate greater benefits or more favorable terms (other than more favorable prices caused solely by difference in foreign currency exchange rates), this Agreement shall thereupon be deemed amended to provide same to GTECH.

5.       Payment

         VENDOR may issue invoices no earlier than the shipping date of the Products or Services. Payment will be made within ********** *** ******** **** ** ** ******* of receipt of proper invoices. Payment shall not constitute acceptance on non-conforming Products. For repair of products at international locations, term of payment will be ********** *** ******** ****.

6.       Taxes and Duties

         Attachment 2, 2A1 and 2A2, sets forth all taxes applicable to the Products. GTECH will pay as a separate invoiced item only such sales, use, value-added or similar tax listed therein (all other taxes are excluded, including, without limitation, taxes based upon VENDOR's net income), lawfully imposed on the sale of the Products or provision of Services to GTECH. Taxes, duties or like charges imposed on the Products after title has passed to GTECH will be paid by GTECH unless such charges are the result of a trade sanction imposed on VENDOR's Products, as specified in Section 22.2, below. In lieu of taxes, GTECH may furnish to VENDOR a tax exemption certificate. VENDOR agrees to provide reasonable assistance to GTECH, without charge, in any proceeding for the refund or abatement of any taxes GTECH is required to pay under this Section 6.

7.       Changes

         7.1 Product Changes. VENDOR shall submit evaluation samples of all Products changes that affect form, fit, function, maintainability, reparability, reliability or appearance at least ninety (90) days before such changes are implemented. VENDOR shall forward (2) copies of all requests to make the changes generally described above to: GTECH CORPORATION, 55 Technology Way, West Greenwich, RI 02817 Attention: Purchasing Agent. GTECH may, at its option, decline to have such changes incorporated into the Products. Proposed changes will not be incorporated into the Products until accepted in writing by GTECH. In no event will GTECH ever be deemed to have accepted any change in the price or delivery schedule without its prior written consent.

         7.2 GTECH Changes. GTECH may request changes in the Products at any time or times during the term of this Agreement. If such changes in the Products will require changes in the prices and/or delivery schedule, VENDOR must respond promptly with a written change proposal

                     [*Confidential Treatment requested]


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
setting forth the changes in prices and/or delivery schedule. Such proposal, when signed by an authorized representative of GTECH, will become part of this Agreement. If VENDOR cannot respond within thirty (30) days, VENDOR must provide, within a thirty (30) day period written explanation to GTECH as to why they cannot and notify GTECH as to when they can. If VENDOR does not respond with a written communication within thirty (30) days after receipt of GTECH's request, such changes will be implemented without any alternation in the price and/or delivery schedule. Such changes are and shall remain the property of GTECH, and Vendor may not use such changes or disclose them to others without the prior written consent of GTECH.

         7.3 Enhancements, Successor Products. If during the term of this Agreement, VENDOR offers improvements, options, additional functionality or other enhancements to the Products not available at the time this Agreement is signed ("Enhancements") or other products which substantially replace the Products ("Successor Products"), VENDOR will offer such Enhancements and/or Successor Products to GTECH at prices that do not exceed those charged to any other customer of VENDOR purchasing the **** ** ****** quantities of such Enhancements or Successor Products. If GTECH elects, in writing, to purchase such Successor Products or Enhancements, the Enhanced Products or Successor Products as the case may be, will be substituted to make up the balance of any committed quantity under this agreement. In any event, GTECH may, at its option, elect to continue to purchase Products as originally specified for the balance of the then current ordering period.

8.       Quality and Reliability Requirements

         GTECH requires that the vendor have in place at this manufacturing facility or facilities, adequate quality and reliability safeguards to ensure that all product shipped to GTECH meets or exceeds all parameters called forth in the product specification, Attachment 1, and that the product is not subject to any infant mortality.

         8.1 Vendor Survey. The Vendor will allow GTECH to perform a vendor survey at the vendor's facility or facilitates. This survey will include, but is not limited to, an audit of the manufacturing process, inspect standing inventory, reviewing the inventory yielded at each inspection and test point in the manufacturing process, and review of the standing on-going reliability test data.

         8.2 Final Test and Inspection Data. The vendor will make final test and inspection data (yield information), and on-going reliability test data available at the request of GTECH throughout the life of the product.

         8.3 Test Equipment and Procedure Correlation. The test equipment and procedures used in the vendor's final inspection and test, will correlate with the test equipment and procedures used by GTECH; if correlation is not achieved within 30 days after notification of non correlation by GTECH, the vendor agrees to obtain additional test equipment and/or develop procedures at no cost to GTECH which are capable of correlation. Said test equipment and procedures will be mutually agreed upon by both the vendor and GTECH Test Engineering, Procurement Quality and Purchasing. GTECH remains responsible for all supplied software and VENDOR is responsible for implementing the updated software supplied by GTECH.


                      [*Confidential Treatment Requested]

                                       10
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         8.4 Source Inspection. The vendor will allow GTECH ( or its representatives) to perform source inspection at their facility (or facilities), using mutually agreed upon test equipment and procedures. To do this in a timely fashion, the vendor will notify GTECH (or its representative) that source inspection is available at least one week prior to the requested source inspection date. Source inspection activity will continue, at the discretion of GTECH Procurement Quality Organization, throughout the life of the product, or until such time as the product meets or exceeds all requirements of the GTECH Ship-To-Stock program.

         8.5 Ship-To-Stock Program. The vendor will participate in the GTECH Ship-To-Stock program. This program requires that the vendor's product achieve a quality level sufficient for Ship-To-Stock status (minimum of 98% AQL) for a consecutive 90 day period of shipment to GTECH. If, due to the vendor's inability to meet the Ship-To-Stock criteria, GTECH OEM Purchasing may, at its discretion, recover all costs associated with continued unacceptable quality by taking a credit against the purchase price of the products.

         8.6 Failure Analysis and Corrective Actions. The vendor agrees to supply, within 15 calendar days of, written failure analysis and corrective actions for any in warranty devices failing to meet any and all form, fit, function, quality or reliability requirements called out in the product specification.

         8.7 GTECH's Rights with Respect to Non-Conforming Goods. The testing procedures available to GTECH are discretionary and not mandatory. In the event GTECH chooses not to perform any or some portion of such testing, or such testing would not reasonably reveal a non conformance in the Products, GTECH reserves its right under the, and subject to, Uniform Commercial Code to reject any shipment of Products and to purchase similar Products and be immediately reimbursed by the Vendor for the difference between the cost of such products and the Vendors' Products.

9.       Insurance

         9.1 Vendor Insurance Coverage. Vendors shall purchase and maintain throughout the life of this agreement, such insurance as will protect it and GTECH from claims set forth below which may arise out of or result from the Vendor's operations under this agreement whether such operations be by it or by any subcontractor or by anyone for whose acts any of them may be liable. Vendor shall cause GTECH to be named insured under all coverages except Workers Compensation. Appropriate endorsements will be attached to state that the vendors policy will be primary to any other policies that may be in effect.

         9.2 Workers Compensation and Employers Liability. Workers Compensation Insurance as required by statute, and if applicable contractors liability under the Federal Longshoremen and Harbor Workers Act. Employers liability coverage shall be in an amount of no less than $500,000. Vendor shall provide to or require like coverage of any and all subcontractors who are associated with any work for GTECH.

         9.3 Automobile Liability. Policies should provide a minimum combined single limit of $1,000,000 for each occurrence of bodily injury and property damage.

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
         9.4 Public Liability. Policies will provide a minimum of $1,000,000 per occurrence for bodily injury and property damage, endorsed at a minimum with the following coverages:
                           * Products and completed operations to the policy
                             limits;
                           * Fire Legal Liability to policy limits;
                           * Blanket Contractual Liability to policy limits;
                           * Independent contractors inclusion to policy limits;
                           * Personal injury or the equivalent as provided by a
                             Broad form Comprehensive general Liability Policy.

         9.5 Umbrella Policy. An umbrella policy with limits of no less than $5,000,000 will be in place and will include all the above listed primary policies.

         9.6 Crime Insurance. A Crime Insurance (Fidelity Bond) policy in the amount of $500,000 that will pay on behalf of the contractor to GTECH for losses caused by the dishonest acts of the Vendor or his employees, agents, or designees.

         9.7 Proof of Insurance. Evidence of said insurance will be in the form of a certificate of insurance and will be provided within 10 days from the date of this agreement. Notification to GTECH will occur within 15 days of any cancellation or material change in coverage. In the event of a failure to furnish such proof or the cancellation or material change of such insurance, without prejudice to any other remedy GTECH may have, GTECH may terminate this agreement, or at its option, charge the cost of required insurance to the vendor. Coverage will be in effect with Insurance carriers licensed to do business in any state that the Vendor will perform its services and will be rated no less than A by the AM Best Company. All Certificates of Insurance are to be forwarded to: GTECH Corporation, 55 Technology Way, West Greenwich, RI 02817, ATTN: Risk Management Department.

10.      Indemnity

         In addition to, and not in limitation of, any other indemnifications, warranties and covenants set forth herein, VENDOR hereby agrees to indemnify and hold GTECH harmless with respect to any and all costs, expenses and liability, including without limitation reasonable attorneys, fees, arising out of any claim or action based on a failure of the Products or Services to meet the specifications set forth herein, or the failure of the VENDOR to meet any of its obligations hereunder.

         VENDOR shall defend, indemnify and hold GTECH, GTECH's subsidiaries, affiliates, distributors and customers harmless from any and all costs, expenses and liability, including reasonable attorney's fees, arising out of any claim or action based on actual or alleged infringement by the Products or any patent, copyright, trade secret or other proprietary interest. GTECH shall give VENDOR prompt notice of any claim or action and shall provide reasonable assistance in VENDOR, at VENDOR'S expense, in defending any such claim or action. If an injunction is issued which prohibits the use or sale of the Products by reason of any matter covered by this Section 10, then VENDOR shall, at its expense, either: (a) procure for GTECH and its customers the right to continue using the Products; (b) modify the Products so they become non-infringing; (c) substitute equivalent non-infringing products; or, (d) if neither (a) through (c) are reasonably available, GTECH may return the Products to VENDOR and VENDOR will refund the purchase price to GTECH less depreciation based upon the straight line method and a product life of five (5) years.

         Notwithstanding the foregoing, VENDOR shall have no liability to GTECH for actual or claimed infringement arising out of: (a) compliance with detail designs, plans or specifications furnished by GTECH unless such infringement would arise independent of such designs, plans or specifications; (b) use of the Products in combination with other equipment or software not reasonably contemplated by VENDOR; or, (c) use of the Products in any process not reasonably contemplated by VENDOR. VENDOR acknowledges that the Specification attached to this Agreement is not a "specification" which excuses VENDOR from performing its obligations hereunder.

         The terms and conditions of this Section 10 shall survive the expiration or termination of this Agreement for any reason whatsoever.

11.      Spare Parts

         11.1 Recommended Spare Parts. (see 2A1 and 2A2). VENDOR has provided a Recommended Spare Parts List (RSL), attached as Attachment 2A1 and 2A2 to this Agreement, for all Products covered by this Agreement. The RSL shall include all parts and assemblies necessary to repair and maintain the Products purchased under this Agreement. A separate RSL shall be supplied for each product model or configuration, identifying all common parts.

         11.2 Non-Standard Parts. If the Product contains a part not readily available in the marketplace VENDOR shall make such part available to GTECH in accordance with Section 11.4.

         11.3 Emergency Stock. VENDOR shall maintain an adequate supply of spare parts at its facility to support Priority Orders, as described in Section 2.2.

         11.4 Spares Support. VENDOR shall make all spare parts including Non-Standard Parts as described in Section 11.2 above, available during the term of this Agreement and for a period of five (5) years thereafter. In the event VENDOR is unable to fill GTECH's Purchase Orders promptly, VENDOR shall make available, at no charge to GTECH, VENDOR 's manufacturing drawings and specifications, list of suppliers, and information necessary to purchase and/or manufacture all parts and/or assemblies or subassemblies for the parts which are not available from the VENDOR, and Vendor shall be liable for the difference between GTECH's cost of manufacture and Vendor's sales price.

12.      Repair Support

         12.1 Repair Orders. In addition to VENDOR's obligations under Section 14, VENDOR agrees to repair all out of warranty failures within *** **** ******** **** from the receipt of the


                      [*Confidential Treatment Requested]

Product, or else replace such Product within ***** **** ******** **** with new Product which shall conform to the Product Specification, Attachment 1.

         12.2 International Repair and Support. VENDOR shall identify international locations, as required, for the repair and support of the product and subassemblies. In the event that these international locations are not available, GTECH may then be contracted to perform International Repair and Support.

If GTECH is contracted for International Repair and Support, VENDOR shall provide GTECH with the necessary training to certify a technician(s) to perform in-warranty repairs on the Vendors behalf during the warranty period. However, these charges will not extend past twelve (12) months after the printer is installed in an on-line application. VENDOR shall be responsible for all costs associated for the training of these technician(s). In addition, VENDOR agrees to reimburse GTECH for the technician's salary every three (3) months, based on the following formula:

********* ************* ****** *** ***
******           * * ****** ** ***** ** * ***** ************
                 * * **** ***** *** ******* *** *******
                 * * ******* ***** ****** ***** **** ****** ********* ** *
                     ********* ***********

*****  *****  ********  **********  *******  *******  *******  **************
*** ***** ****  ********* *** ** ***** *** ******  ****** **** ******
***  ***** *****  ********
The above formula will be renegotiated on or before November, 1997 based upon actual in-warranty repair failure data.

VENDOR shall maintain an adequate supply of spare parts at each of the GTECH location(s) contracted to support in-warranty repairs. VENDOR will also provide and maintain all necessary test fixtures, diagnostics and test procedures at each of these locations for the warranty period. At the end of the warranty period, GTECH may purchase the test fixtures and spare parts from the VENDOR per Attachments 2A1, 2A2 and 2A3. In the event that the VENDOR's certified technician(s) is not able to repair or render the product operational, defective units will be returned to VENDOR's Connecticut facility for repair, or replacement, at VENDOR's expense.

         12.3 Failure Analysis. VENDOR shall provide a failure analysis on each Product which is returned for repair under warranty. On serialized Products repair data shall be provided for each serialized unit returned. Vendor shall provide general failure data on out of warranty returns.

         12.4 Repair Capabilities. GTECH reserves the right to repair any of the assemblies, subassemblies, or other items comprising the Product purchased under this Agreement. VENDOR will supply GTECH with the necessary support to repair the Product, including the information listed under Sections 12.4, 12.5, 12.6,
12.7 and 12.8.

         12.5 Test Equipment. VENDOR shall make available to GTECH (per Attachment 2A3), upon written request by GTECH, any test procedures, special tools, jigs, fixtures, diagnostics,


                      [*Confidential Treatment Requested]
programs, test equipment or supplies necessary to repair the unit, any of the assemblies, subassemblies, piece parts, components, or other items comprising the Product purchased under this Agreement to component level.

         12.6 Qualified Vendor List. VENDOR shall supply GTECH a qualified vendor list (QVL) for standard components used in the products purchased under this Agreement. This QVL shall include the manufacturers and vendors along with the corresponding part numbers for standard components used in the Product, any of the assemblies , subassemblies, piece parts, components, or other items comprising the Products purchased under this Agreement. Updates to this list shall be forwarded to GTECH CORPORATION, 55 Technology Way, West Greenwich, RI 02817 Attention: Procurement Agent Responsible for Commodity.

         12.7 Diagnostics. VENDOR shall provide to GTECH all applicable diagnostics, test programs and test routines, necessary to repair to component level, the unit, any of the assemblies, subassemblies, piece parts, components, or other items comprising the Products purchased under this Agreement.

         12.8 Documentation. In consideration of the purchase of Products under this Agreement, and at no additional cost, VENDOR hereby grants onto GTECH the right to use, reprint, and distribute VENDOR's Product manuals and documentation ("Documentation"), including but not limited to user's manuals, schematics, maintenance, theory of operation and troubleshooting guides, and any other Documentation that VENDOR shall make available during the Terms of this Agreement. Upon request, VENDOR shall provide camera ready copies of the Documentation to GTECH at no additional charge. GTECH agrees to display copyright notices in accordance with VENDOR 's reasonable written instructions.

13.      Training

         GTECH may schedule five (5) students per quarter in VENDOR's training classes to be held at GTECH World Headquarters, 55 Technology Way, West Greenwich, RI, or at VENDOR's facility at 7 Laser Lane, Wallingford, CT, during the term of this agreement. A minimum of one (1) of the training classes will include component level training to enable GTECH to repair to a component level, the unit, any of the assemblies, subassemblies, or other items comprising the products purchased under this agreement. GTECH agrees to pay a $65.00 per hour trainer charge.

14.      Warranties

          14.1 VENDOR represents and warrants that all Products delivered to GTECH under this Agreement will comply with applicable UL, CSA, TUV, CE and VDE standards and will comply with the applicable FCC rules for the type of Product involved, including type acceptance or certification where required. VENDOR will obtain and maintain at its own expense all applicable listings, certifications and approvals in VENDOR's name. VENDOR will provide all necessary information and assistance to GTECH with respect to listings, certifications and approvals that are required to be in GTECH's name.

         14.2 Authority. VENDOR warrants that: (a) it has the right to enter into this Agreement; (b) all necessary actions, corporate and otherwise, have been taken to authorize the execution and delivery of this Agreement and the same is the valid and binding obligation of VENDOR; (c) all licenses, consents and approvals necessary to carry out all of the transactions contemplated in this Agreement have been obtained by VENDOR; and, (d) VENDOR's performance of this Agreement will not violate the terms of any license contract, note or other obligation to which VENDOR is a party.

         14.3 Title; Infringement. VENDOR warrants that: (a) it has and shall pass to GTECH good title to the Products free and clear of all liens and encumbrances; (b) the Products do not infringe any patent, trademark or copyright or otherwise violate the rights of any third party; (c) no claim or action is pending or threatened against VENDOR or, to VENDOR 's knowledge, against any licenser or supplier of VENDOR that would adversely affect the right of GTECH or any customer of GTECH to use the Products for their intended use.

         14.4 Conformance; Defects. Unless otherwise specified in Attachment 1, VENDOR warrants that the Products will: (a) be new; (b) conform to the Specification; (c) be free from defects in materials and workmanship for a period of fifteen (15) months from date GTECH ships to customer. Upon written notice from GTECH of a Product or part that fails to meet the foregoing warranty, VENDOR will promptly repair or replace such Products(s) within ten
(10) days of receipt by VENDOR of the failed or non-conforming Product or spare part. GTECH agrees to provide a listing of all serial numbers per contract, within five (5) working days after shipments from GTECH.

         14.5 ******* ***** ** ******** *******. All Products returned to VENDOR for repair under warranty shall be shipped, FOB GTECH's designated repair facility, ******* ******* to VENDOR. VENDOR shall return all Product repaired under warranty, FOB GTECH's designated stocking facility, ******* ******* **
******. ** ** **** ***** ***** ** ****** *** *** ***** ******* ** *** **** **
******* ** ******** ******** ***** ********.

         14.6 Freight Charges on Non-Warranty Repairs. Freight charges directly associated with the repair of non-warranty products and/or spare parts shall be borne by GTECH provided VENDOR uses a GTECH designated carrier.

15.      Bailment Agreement

         Any tools, equipment, software, documentation or other materials supplied by GTECH to VENDOR whether separately listed or not, are made available pursuant to the terms and conditions of the GTECH Bailment Agreement attached hereto as Attachment 4 and are provided solely for use by VENDOR in its performance of this Agreement.

16.      Tooling

         Any Tooling purchased by GTECH for the manufacture of the Product, whether kept at GTECH's or VENDOR 's premises, shall remain the property of GTECH for GTECH's exclusive


                     [*Confidential Treatment Requested]
use. The Tooling purchased by GTECH and used by VENDOR in the manufacture of this Product shall be stored and maintained by VENDOR but may be removed from the VENDOR's location at any time by GTECH, without notice, and at no additional cost to GTECH. VENDOR shall take such steps to protect GTECH's title to the Tooling as GTECH may reasonably request. At a minimum, VENDOR shall cause a sign to be affixed to such tooling stating "Property of GTECH Corporation".

17.      Force Maejure

         Either party shall be excused from its performance hereunder to the extent that its performance is prevented by fire, flood, acts of God, strikes or other causes beyond its reasonable control; provided that, the party claiming Force Maejure notifies the other in writing within five (5) days of the commencement of the condition preventing its performance and its intent to rely thereon to extend the time for its performance of this Agreement.

18.      Confidentiality

         18.1 VENDOR. VENDOR acknowledges and agrees that all documents, data, software or information in any form which are provided by GTECH (hereinafter "Confidential Information") is the property of GTECH. VENDOR will receive and maintain all Confidential Information in the strictest confidence and, except as provided herein, shall not use Confidential Information for its own benefit or disclose it or otherwise make it available to third parties without the prior written consent of GTECH. VENDOR agrees to limit the use of Confidential Information to only those of its employees who need Confidential Information for the purpose of this Agreement and to advise all of its employees of GTECH's rights in the Confidential Information. Nothing in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information, trademarks, patents or copyrights of GTECH, except for the limited purposes of VENDOR 's performance hereunder. Confidential Information does not include information which is: (a) in the public domain; (b) already known to the party to whom it is disclosed (hereinafter "Recipient") at the time of such disclosure; (c) subsequently received by Recipient in good faith from a third party having prior right to make such subsequent disclosure;
(d) independently developed by Recipient without use of the information disclosed pursuant to this Agreement; (e) approved in writing for unrestricted release or unrestricted disclosure by the party owning or disclosing the information (hereinafter "Discloser"); or (f) produced or disclosed pursuant to applicable laws, regulations or court order, provided the Recipient has given the Discloser written notice of such request such that the Discloser has an opportunity to defend, limit or protect such production or disclosure. At the request of a Discloser, and in any event upon the expiration or other termination of this Agreement, each Recipient shall promptly deliver to Discloser all products, components and equipment provided by Discloser as well as all records or other things in any media containing or embodying Discloser's Confidential Information within its possession or control which were delivered or made available to each Recipient during or in connection with this Agreement, including any copies thereof.

         18.2 GTECH. GTECH acknowledges and agrees that all confidential and proprietary information of VENDOR provided to GTECH, including, without limitation the manufacturing package and the printhead design and manufacture documents, data, software or information in any form which are provided by VENDOR (hereinafter "Confidential Information") is the property of VENDOR. GTECH will receive and maintain all Confidential Information in the strictest confidence and, except as provided herein, shall not use Confidential Information for its own benefit or disclose it or otherwise make it available to third parties without the prior written consent of VENDOR. GTECH agrees to limit the use of Confidential Information to only those of its employees who need Confidential Information for the purpose of this Agreement and to advise all of its employees of VENDOR's rights in the Confidential Information. Nothing in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information, trademarks, patents or copyrights of VENDOR, except for the limited purposes of GTECH 's performance hereunder. Confidential Information does not include information which is: (a) in the public domain; (b) already known to the party to whom it is disclosed (hereinafter "Recipient") at the time of such disclosure; (c) subsequently received by Recipient in good faith from a third party having prior right to make such subsequent disclosure; (d) independently developed by Recipient without use of the information disclosed pursuant to this Agreement; (e) approved in writing for unrestricted release or unrestricted disclosure by the party owning or disclosing the information (hereinafter "Discloser"); or (f) produced or disclosed pursuant to applicable laws, regulations or court order, provided the Recipient has given the Discloser written notice of such request such that the Discloser has an opportunity to defend, limit or protect such production or disclosure. At the request of a Discloser, and in any event upon the expiration or other termination of this Agreement, each Recipient shall promptly deliver to Discloser all products, components and equipment provided by Discloser as well as all records or other things in any media containing or embodying Discloser's Confidential Information within its possession or control which were delivered or made available to each Recipient during or in connection with this Agreement, including any copies thereof.

19.      Public Announcements

          VENDOR agrees that the existence and terms of this Agreement are Confidential Information. VENDOR further agrees not to make any public announcements regarding this Agreement, it being understood that if VENDOR is advised by counsel that it is required by law or the rules of any stock exchange to make such announcement, it will immediately contact and consult with GTECH regarding the form and substance of such announcement prior thereto.

20.      Notices

         All notices required or contemplated by this Agreement shall be deemed effective if written and delivered in person or if sent by registered mail, return receipt requested, to GTECH at the address shown above to the attention of GTECH's Representative or to VENDOR at the address shown above to the attention of VENDOR 's Representative; or such other persons or addresses as may hereafter be designated by the respective parties. Notices to GTECH under
Section 19 hereof shall not be effective unless a copy is delivered personally or sent by registered mail, return receipt requested to the Office of the General Counsel of GTECH at the address shown above.

21.      Assignment

      This Agreement and the disclosure of confidential information hereunder is made in reliance upon VENDOR 's reputation, skill and expertise. VENDOR agrees not to assign this Agreement or any right or obligation hereunder without the prior written consent of GTECH in each instance. Any attempted assignment shall be void. This covenant not to assign without consent shall include attempts to assign to parents or subsidiaries of VENDOR or any transfer of a majority interest in VENDOR or substantially all of VENDOR's assets. The consent by GTECH to any assignment shall not constitute a waiver of the need for consents for any further assignments. GTECH may not unreasonably withhold consent to an assignment, and shall restrict its basis for withholding consent to the proposed assignee's status as a competitor to GTECH, an entity of inferior financial status to VENDOR or an entity whose business practices are such that the likelihood of breach is increased. Anything in this section 21 to the contrary notwithstanding, the conveyance of the stock of Transact Technologies Incorporated currently held by Tridex Corporation to the shareholders of Tridex Corporation, as contemplated in the Registration Statement filed by Transact Technologies Incorporated, or any subsequent change in the majority ownership of by Transact Technologies Incorporated, shall not be considered an assignment.

22.      Term and Termination

         22.1 Terms. This agreement will commence on October 1, 1996 and will continue for sixty (60) months until September 30, 2001 and any renewals or extensions unless terminated earlier as provided in this Agreement. Unless either party notifies the other in writing at least ninety (90) days before the end of the Terms of its intent to terminate this Agreement at the end of the Term, this agreement will be extended automatically and will continue in effect without any volume commitment until terminated by either party on ninety (90) days prior written notice. Unless otherwise agreed in writing, the prices during any such extension shall be the prices in effect at the end of the term.

         22.2 Termination; By GTECH. GTECH may terminate this Agreement at any time if (a) VENDOR fails or neglects to perform any of its obligations hereunder and such condition has not been cured within ****** **** **** of written notice thereof by GTECH (to the extent such default cannot be cured within ****** ***** it shall not be default if VENDOR has commenced a cure within ****** **** **** and has actually cured such default within ****** **** ****); (b) VENDOR, or VENDOR's parent or a wholly owned subsidiary of VENDOR, is the subject of trade sanctions by the United States government, or any other government, or quasi-governmental agency which materially affects GTECH's ability to sell, lease, or maintain the Product; (c) VENDOR attempts to assign this Agreement or any obligation hereunder without GTECH's consent; (d) any assignment is made of VENDOR's business for the benefit of creditors, or if a petition in bankruptcy is filed by or against VENDOR and is not dismissed within ninety (90) days, or if a receiver or similar officer is appointed to take charge of all or part of VENDOR's property, or if VENDOR is adjudicated a bankrupt.

         22.3 Termination; By VENDOR. VENDOR may terminate this Agreement if:
(a) GTECH fails to perform any of its obligations hereunder and such condition has not been cured within thirty (30) days of written notice thereof by VENDOR; provided that, VENDOR may not terminate this Agreement for reason of non-payment by GTECH of any disputed amounts, or (b) if any assignment is made of GTECH's business for the benefit of creditors; or, (c) if a petition in


                     [*Confidential Treatment Requested]
bankruptcy is filed by or against GTECH and is not dismissed within ninety (90) days, or if a receiver or similar officer is appointed to take charge of all or part of GTECH's property, or if GTECH is adjudicated a bankrupt.

         22.4 Obligations of Termination. Upon expiration or termination of this Agreement for any reason, VENDOR shall promptly deliver to GTECH all tools, equipment, software documentation and other materials furnished to VENDOR by GTECH hereunder. VENDOR's obligations under Section 2, 9, 10, 11, 13, 15, 17, 18, 21 and 24 hereof shall survive expiration or Termination of this Agreement or its extensions regardless of the manner of Termination.

23.      Conflicting Provisions

         In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any Purchase Order, typewritten terms added by GTECH on a Purchase Order shall control the terms and conditions of this Agreement, and the terms and conditions of this Agreement shall control the printed terms and conditions on any Purchase Order. Typewritten terms added by GTECH on any individual purchase order shall apply only to the Products and/or Service ordered under such individual Purchase Order. The terms and conditions of this Agreement and, if applicable, the typewritten terms and conditions added by GTECH on any Purchase Order shall prevail over any inconsistent terms and conditions contained in any VENDOR acknowledgment or invoice.

         Notwithstanding any assignment, VENDOR shall remain responsible for the full performance of all of the terms and conditions of this Agreement.

24.      Manufacturing Rights.

         Manufacturing Rights will be governed by Attachment 6.

25.      Miscellaneous

         This Agreement and Attachments and Purchase Orders issued and Accepted hereunder set forth the entire understanding of the parties with respect to the Products and merges all prior written and oral communications relating thereto. It can be modified or amended only in a writing signed by a duly authorized representative of each party. Section headings are provided for the convenience of reference only and shall not be construed otherwise.

         Not failure to exercise, or delay in exercising, on the part of either party, any right, power or privilege hereunder shall operate as a waiver thereof, or will any single or partial exercise of any right, power or privilege hereunder preclude the further exercise of the same right or the exercise of any other right hereunder.

         This Agreement is made pursuant to and shall be governed by the laws of the State of Rhode Island, without regard to its rules regarding conflict of laws. The parties agree that the courts of the State of Rhode Island, and the Federal Courts located therein, shall have exclusive jurisdiction over all matters arising from this Agreement

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT ON THE DATES MENTIONED BELOW.


VENDOR:
                                              GTECH CORPORATION
TRANSACT TECHNOLOGIES INCORPORATED

BY   /s/ Bart C. Shuldman            BY    /s/ William Middlebrook
     ------------------------------        -------------------------------------

Title  Chief Executive Officer       Title  Vice President - Internal Operations
     ------------------------------         ------------------------------------

Date   September 18, 1996            Date  September 18, 1996
     ------------------------------        -------------------------------------

MAGNETEC CORPORATION

BY   /s/ Bart C. Shuldman
     ------------------------------

Title  President
     ------------------------------

Date   September 18, 1996
     ------------------------------

                                  Attachment 1

                              Product Specification



                  1.       Product Specifications and Services Description.

                  2.       Product Unique Packaging Specifications, if any.

                  3.       Certification, approvals.

                                  Attachment 2

                                     Pricing

                              TERMS AND CONDITIONS


                  1. Unit Pricing will be a firm fixed price of $****** for the non-rap version printer and $****** for the rap version printer for unit 1 through unit ***** delivered as specified in Attachment 3. Unit pricing will be a firm fixed price of $****** for the non-rap version printer and $****** the rap version printer for unit ***** through unit ****** delivered as specified in Attachment 3. Prices for rap and non-rap printers beyond the ****** pieces specified in attachment 3 will be re-negotiated on or before November, 1997. If negotiations are not completed by November 1997, the prices in effect will remain for the completion as stated in Attachment 3 only.

                  2. Assembly and/or test GTECH circuit boards, ribbon, docking slide, and docking cable assembly are not included in price.

                  3. Packaging will adhere to GTECH specifications 96-0321-01 and 96-0322-01, and is included in the price of product and spare parts

                  4. Prices for spare parts will be determined by attachment 2A1 and 2A2 through January, 1998. Prices for spare parts after January, 1998 will be re-negotiated on or before November, 1997. The re-negotiation of spare part prices will be based upon VENDOR's volume of purchased material and assemblies as required to support the requirements specified in attachment 3, and those beyond the requirements specified in attachment 3. If negotiations are not completed by November 1997, the prices in effect will remain for the completion as stated in Attachment 3 only.


                      [*Confidential Treatment Requested]

                                  Attachment 2A

                       RECOMMENDED SPARES LIST AND PRICING


2A1     Spare Parts Priority

2A2     Spare Parts Provision

2A3      Test Fixture and Tool List

                              Spare Parts Priority

                                 Attachment 2A1

         PART NUMBER             DESCRIPTION                  GTECH PRICE
-------------------------------------------------------------------------------
         M021243-04            ASSY, PRINTHEAD                   ******
-------------------------------------------------------------------------------
         M021260-01            ASSY, RIBBON-MOTOR                 *****
-------------------------------------------------------------------------------
         M034348-04            ASSY, CUTTER                       ****
-------------------------------------------------------------------------------
         M034351-03            ASSY, P/H-CARRIAGE                  ****
-------------------------------------------------------------------------------
         M034352-01            ASSY, SHAFT & PULLEY                ****
-------------------------------------------------------------------------------
         M034355-02            ASSY, CARRIAGE-MOTOR               ****
-------------------------------------------------------------------------------
         M034356-02            ASSY, PAPER, FEED-MOTOR            *****
-------------------------------------------------------------------------------
         M034357-03            SOLENOID                           *****
-------------------------------------------------------------------------------
         M034488-02            ASSY, PAPER OUT SENSOR             *****
-------------------------------------------------------------------------------





              [*Confidential Treatment Requested for all prices]

                                 Attachment 2A2

                              Spare Parts Provision

  PART NUMBER           DESCRIPTION                     GTECH PRICE
-------------------------------------------------------------------------------
  069477-06C5           WASHER, #6 FLAT                       $ ****
-------------------------------------------------------------------------------
  069477-08C5           #8 WASHER                             $ ****
-------------------------------------------------------------------------------
  M034434-04            ASSY, SHAFT & ROLLER                  $ ****
-------------------------------------------------------------------------------
  M034472-01            CABLE, FLEX                           $*****
-------------------------------------------------------------------------------
  M034477-01            ASSY, COVER & HANDLE                  $ ****
-------------------------------------------------------------------------------
  M034508-01            ASSY, TRANSPORT                       $*****
-------------------------------------------------------------------------------
                        CUTTER ASSY W/O TRANS                 $*****
-------------------------------------------------------------------------------
  M034510-01            ASSY, RAP                             $*****
-------------------------------------------------------------------------------
  M063521-10            RETAINING RING                        $ ****
-------------------------------------------------------------------------------
  M063703-01            RING, RETAINER                        $ ****
-------------------------------------------------------------------------------
  M064535-01            BEARING, BALL                         $ ****
-------------------------------------------------------------------------------
  M064571-01            SPRING, COMPRESSION                   $ ****
-------------------------------------------------------------------------------
  M065066-01            PIN, GROVE. 1/8 DIA                   $ ****
-------------------------------------------------------------------------------
  M065197-08            #8 SQUARE NUT                         $ ****
-------------------------------------------------------------------------------
  M065242-01            SCREW, #6-32                          $ ****
-------------------------------------------------------------------------------
  M065244-01            SEM                                   $ ****
-------------------------------------------------------------------------------
  M065244-02            #6 SEMS                               $ ****
-------------------------------------------------------------------------------
  M065244-04            SCREW, 6-32 SEMS                      $ ****
-------------------------------------------------------------------------------
  M065553-02            MICROSWITCH                           $ ****
-------------------------------------------------------------------------------
  M065812-02            NUT, NYLON (4-40)                     $ ****
-------------------------------------------------------------------------------
  M066009-01            SPACER, SOLENOID                      $ ****
-------------------------------------------------------------------------------
  M066154-01            #4 SEMS                               $ ****
-------------------------------------------------------------------------------
  M066828-04            SHAFT, LOWER                          $ ****
-------------------------------------------------------------------------------
  M066838-01            ROLLER, IDLER                         $ ****
-------------------------------------------------------------------------------
  M066853-02            PLATEN BAR                            $ ****
-------------------------------------------------------------------------------
  M067099-03            BELT, TIMING                          $ ****
-------------------------------------------------------------------------------
  M067105-02            SPRING, CART.PLUNGER                  $ ****
-------------------------------------------------------------------------------
  M067242-02            SPRING, LEVER RELEASE                 $ ****
-------------------------------------------------------------------------------
  M067243-02            CABLE, DRIVE                          $ ****
-------------------------------------------------------------------------------
  M067309-02            SIDE, PLATE                           $ ****
-------------------------------------------------------------------------------
  M067315-01            CATCH, RIGHT                          $ ****
-------------------------------------------------------------------------------
  M067315-02            CATCH, LEFT                           $ ****
-------------------------------------------------------------------------------
  M067318-01            CLIP, SPRING                          $ ****
-------------------------------------------------------------------------------
  M067321-01            ECCENTRIC, ADJ                        $ ****
-------------------------------------------------------------------------------
  M067322-01            SHAFT, CARRIAGE LATCH                 $ ****
-------------------------------------------------------------------------------
  M067323-01            PLUNGER, RIBBON SWITCH                $ ****
-------------------------------------------------------------------------------
  M067325-02            BRACKET, SOL.MOUNTING                 $ ****
-------------------------------------------------------------------------------
  M067334-01            SPRING                                $ ****
-------------------------------------------------------------------------------
  M067337-01            SCREW, #4                             $ ****
-------------------------------------------------------------------------------
  M067364-01            GROUND STRAP                          $ ****
-------------------------------------------------------------------------------

                      [*Confidential Treatment Requested for all prices]

                                 Attachment 2A2

-------------------------------------------------------------------------------
  PART NUMBER            DESCRIPTION                    GTECH PRICE
-------------------------------------------------------------------------------
  M067365-01             GROUND STRAP BASE                  $****
-------------------------------------------------------------------------------
  M067366-01             COVER, ACCESS                      $****
-------------------------------------------------------------------------------
  M067486-02             CLIP, SPRING                       $****
-------------------------------------------------------------------------------
  M067497-05             #8-32 SEMS                         $****
-------------------------------------------------------------------------------
  M067497-08             #8-32 SEMS                         $****
-------------------------------------------------------------------------------
  M067497-14             #8 SEMS                            $****
-------------------------------------------------------------------------------
  M067523-01             COVER, CABLE                       $****
-------------------------------------------------------------------------------
  M067524-01             COVER, RIGHT PIVOT                 $****
-------------------------------------------------------------------------------
  M067525-01             COVER, LEFT PIVOT                  $****
-------------------------------------------------------------------------------
  M067526-03             COVER, BELT                        $****
-------------------------------------------------------------------------------
  M067532-01             PULLEY, 22 GROVE                   $****
-------------------------------------------------------------------------------
  M067564-01             WASHER, B'VILLE SPRING             $****
-------------------------------------------------------------------------------
  M067564-02             WASHER, B'VILLE SPRING             $****
-------------------------------------------------------------------------------
  M067566-02             GROUND SYSTEM                      $****
-------------------------------------------------------------------------------
  M067662-01             SHIELD                             $****
-------------------------------------------------------------------------------
  M067665-01             STRAP                              $****
-------------------------------------------------------------------------------

              [*Confidential Treatment Requested for all prices]


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
                                 Attachment 2A3

                           Test Fixture and Tool List


-------------------------------------------------------------------------------
 PART NUMBER                   DESCRIPTION                           PRICE
-------------------------------------------------------------------------------
  TNM 1091               Set Guage                                $  ******
-------------------------------------------------------------------------------
  TNM 1090               Check Guage                              $  ******
-------------------------------------------------------------------------------
  TNM 1077               Carriage Alignment Fixture               $  ******
-------------------------------------------------------------------------------
  TNM 1078               Cable & Belt Fixture                     $********
-------------------------------------------------------------------------------
  TNM 1112               Paper Feed Roller Removal Tool           $   *****
-------------------------------------------------------------------------------
  TNM 1113               Paper Feed Roller Insertion Tool         $  ******
-------------------------------------------------------------------------------
  TNM 1094               Cutter Adjustment Gauge                  $  ******
-------------------------------------------------------------------------------
  TNM 1095               Cutter Check Gauge                       $  ******
-------------------------------------------------------------------------------






                      [*Confidential Treatment Requested for all prices]



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
                                  Attachment 3

                                    DELIVERY

The printers will be a mix of Read After Print (RAP) and non-READ After Print versions with firm fixed deliveries (except for acceleration) as follows:

            Quantity per Week                  Duration
            -----------------                  ---------
                  */wk                        11 weeks (starting Oct. 18, 1996)
                  */wk                         2 weeks
                  */wk                         3 weeks
                  */wk                         3 weeks
                  */wk                         4 weeks
                  */wk                         7 weeks
                  */wk                         3 weeks
                  */wk                        34 weeks
                  */wk                         1 week
                  */wk                         1 week


                            ACCELERATION OF SCHEDULE

Based on a thirty (30) calendar day lead time, GTECH may accelerate delivery schedules.


                             PRODUCT MIX RAP/NON RAP

Based on a thirty (30) calendar day lead time, GTECH may alter the mix of RAP and Non-RAP printers on orders.



                      [* Confidential Treatment Requested]

                                 Attachment 4

                               Bailment Agreement

Bailee Name and Address:               Date

                                            ---------------------------------
                                       Term of Use
-------------------------------                    --------------------------
                                       Purpose of Bailment
-------------------------------                              -----------------

-------------------------------             ---------------------------------

Property Location (if different)

-------------------------------

-------------------------------


         The following terms shall govern the bailment of the property listed below ("Property") by GTECH CORPORATION, ("GTECH") to the BAILEE identified above.

         1. Title. Title to the Property is and shall remain with GTECH at all times and Bailee shall not sell, lease or assign the Property or do anything inconsistent with GTECH 's title. BAILEE shall segregate the Property from all other property not owned by GTECH which is located on BAILEE's premises and shall take such additional steps as GTECH may reasonably request to protect GTECH's title to the Property, including the execution of appropriate filing statements.

         2. Use; Location. The Property may be used by BAILEE only for the purpose described above. Unless otherwise agreed in writing, the Property shall remain at the Property Location specified above at all times. GTECH shall have the right to enter the Property Location during normal business hours to inspect the Property.

         3. Term. The Term of Use of the Property will be as specified above unless extended by mutual agreement of the parties. BAILEE shall return the Property to GTECH upon expiration of the term of Use or earlier request of GTECH in the same condition as delivered, reasonable wear and tear excepted.

         4. Transportation. Unless specifically listed below, BAILEE shall be responsible for all costs of freight to and from the site and for all drayage, set up, installation and deinstallation costs.

         5. Software. If the Property includes software, such software, including any subsequent updates, is provided for use only on the designated CPU. BAILEE may make up to two (2) machine readable copies for backup purposes provided that GTECH's copyright or proprietary notice is reproduced on each copy. All copies remain the property of GTECH. BAILEE agrees to maintain all software and related documentation in strict confidence and will not disclose or otherwise make the software and documentation available to any third party without the prior

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
written consent of GTECH. No rights or license to any patents, trademarks or copyrights of GTECH are granted to BAILEE hereby.

         6. Loss, Insurance. BAILEE shall bear all risks of loss. BAILEE hereby agrees to compensate GTECH at the stated value for Property which is lost, damaged or destroyed. BAILEE shall insure the Property for such stated value and upon request, shall give GTECH a certificate of insurance.

         7. No Warranty. The Property is provided to BAILEE without warranty of any kind, express, implied or statutory. In no event will GTECH be liable for any loss or damages whatsoever arising out of the use of or inability to use the Property. BAILEE is responsible for the backup and security of any data used with the Property.

         8. Maintenance; Supplies. Unless specifically listed below, maintenance services for the Property and expendable supply items used in conjunction with the Property must be separately acquired by BAILEE.

         9. General. Property shall be governed by this Bailment Agreement from the time at which BAILEE takes possession until the return of the Property to GTECH. This Agreement may be amended only in writing and shall be governed by Rhode Island law.


                              PROPERTY DESCRIPTION


() Property Description attached  _____________________ pages.


BAILEE                                   GTECH CORPORATION

By _________________________             By  ______________________________

Title  _____________________             Title  ___________________________

Date  ______________________             Date  ____________________________




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

                                  Attachment 5

                            Non-Warranty Repair Costs

           At the end of the warranty period, all out of warranty repair charges will be charged at the rate of $***** per hour in increments of one-quarter (1/4) hour. Parts used in these repairs will be charged separately using the spare parts pricing in Attachment 2A1 and 2A2. Parts replaced will be returned with the repaired printer.



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


                                  Attachment 6

                              Manufacturing Rights

1, Manufacturing Documentation Package. **** ********* ** ******* ***** ********
***** *** ********** ****** ** *********, VENDOR agrees to deliver to GTECH, or at VENDOR's option, to a mutually agreed upon second source manufacturer or to a mutually agreed upon escrow agent, all of the documentation and other information used by VENDOR to manufacture, test, maintain and support the Products (herein, the "Manufacturing Package") including, without limitation, the full and complete schematic diagrams, assembly drawings, structured Bills of Materials, printed circuit board artwork, parts and vendor lists, test specifications, assembly aids and software in both machine readable source and object forms. As a part of this package, VENDOR also agrees to provide access to and joint control of vendor tooling, agency approval files (FCC, UL, CE, CSA, VDE, etc.), a complete description of any special tools, fixtures and test equipment that are required but are not readily available in the marketplace. Neither GTECH nor any second source manufacturer or escrow agent will have any right to use the "Manufacturing Package" except as set forth in section 3 below or as otherwise authorized by VENDOR.

2. Updates; Verification; Expenses. VENDOR agrees to update the "Manufacturing Package" as necessary from time to time to keep the package current with the latest version of the Products delivered to GTECH under this Agreement. If the "Manufacturing Package" is delivered to any person other than GTECH, GTECH shall have the right to inspect the package from time to time to verify the contents of the "Manufacturing Package" and VENDOR's compliance with this section. All costs and expenses of any kind associated with the preparation and maintenance of the "Manufacturing Package" as well as any fees of any person other than GTECH holding the "Manufacturing Package" will be paid by VENDOR.

3. Right to Manufacture. If any one or more of the following events occurs, GTECH shall have the right, including the rights under any of the VENDOR's applicable patents and copyrights, to use the "Manufacturing Package" to manufacture or have manufactured the Products:

                  a.) VENDOR ceases doing business as an entity or is finally adjudicated a bankrupt under Chapter 7 of the Bankruptcy Act or any similar or successor provision for the liquidation or dissolution of VENDOR.

                  b.) VENDOR admits in writing its inability to provide Products to GTECH strictly in accordance with the terms of this Agreement.

                  c.) VENDOR assigns this Agreement in violation of section 25 of this Agreement to any person or organization that competes with GTECH in any market or whose interests are otherwise inimical to GTECH's.

                  d.) A petition in bankruptcy is filed by or against VENDOR and is not dismissed within ninety (90) days thereafter or if a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or a substantial part of VENDOR's property.

Except as provided in this section or as otherwise authorized by VENDOR, neither GTECH nor any second source manufacturer shall have any right to use the "Manufacturing Package" for any purpose and shall hold such information confidential and shall not disclose such information to any party.


                     [*Confidential Treatment Requested]


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